CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS - CAD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Expenses
Research and development	$ 9,417,888	$ 9,392,623	$ 9,770,007
Operating	7,244,791	6,212,831	5,524,500
Loss before the following	(16,662,679)	(15,605,454)	(15,294,507)
Interest	173,496	130,101	163,902
Loss before income taxes	(16,489,183)	(15,475,353)	(15,130,605)
Income tax expense	(548,042)	(141,498)	(9,374)
Net loss	(17,037,225)	(15,616,851)	(15,139,979)
Other comprehensive income (loss) items that may be reclassified to net loss
Translation adjustment	233,774	(180,330)	(206,918)
Net comprehensive loss	$ (16,803,451)	$ (15,797,181)	$ (15,346,897)
Basic and diluted loss per common share (cad per share)	$ (1.06)	$ (1.12)	$ (1.20)
Weighted average number of shares (basic)	16,016,366	13,936,387	12,618,942
Weighted average number of shares (diluted)	16,016,366	13,936,387	12,618,942